LM INSTITUTIONAL FUND ADVISORS II, INC.
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                              ARTICLES OF AMENDMENT

THIS IS TO CERTIFY THAT:

         FIRST: The charter of LM Institutional Fund Advisors II, Inc., a Maryland corporation (the "Corporation"), is hereby amended by (a) changing the designation of the "Legg Mason Fund Adviser Large Cap Value Portfolio" to the "LM Value Institutional Portfolio", (b) changing the designation of the "Legg Mason Fund Adviser Mid Cap Value Portfolio" to the "LM Mid Cap Institutional Portfolio", and (c) changing the designation of the "Legg Mason Fund Adviser Total Return Portfolio" to the "LM Total Return Institutional Portfolio".

         SECOND: Immediately prior to the filing of these Articles of Amendment, the total number of shares of stock of all classes that the Corporation had authority to issue was 7,000,000,000 shares, $0.001 par value per share, having an aggregate par value of $7,000,000. The number of shares of stock of each class and the designation of each such class were as follows:

Designation                                  Number of Shares
-----------                                  ----------------
Legg Mason Fund Adviser Total   500,000,000 Institutional Class Shares
Return Portfolio                500,000,000 Financial Intermediary Class Shares


Legg Mason Fund Adviser Large   500,000,000 Institutional Class Shares
Cap Value Portfolio             500,000,000 Financial Intermediary Class Shares


Legg Mason Fund Adviser Mid     500,000,000 Institutional Class Shares
Cap Value Portfolio             500,000,000 Financial Intermediary Class Shares


Brandywine Small Cap Value      500,000,000 Institutional Class Shares
Portfolio                       500,000,000 Financial Intermediary Class Shares


Batterymarch International      500,000,000 Institutional Class Shares
Equity Portfolio                500,000,000 Financial Intermediary Class Shares


Batterymarch Emerging Markets   500,000,000 Institutional Class Shares
Portfolio                       500,000,000 Financial Intermediary Class Shares


Legg Mason Fund Adviser/Western 500,000,000 Institutional Class Shares
Asset Balanced Portfolio        500,000,000 Financial Intermediary Class Shares

         THIRD: As of the filing of these Articles of Amendment, the total number of shares of stock of all classes that the Corporation has authority to issue is 7,000,000,000 shares, $0.001 par value per share, having an aggregate

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par value of  $7,000,000.  The  number of shares of stock of each  class and the designation of each such class are as follows:

Designation                                  Number of Shares
-----------                                  ----------------
LM Total Return Institutional   500,000,000 Institutional Class Shares
Portfolio                       500,000,000 Financial Intermediary Class Shares

LM Value Institutional          500,000,000 Institutional Class Shares
Portfolio                       500,000,000 Financial Intermediary Class Shares

LM Mid Cap Institutional        500,000,000 Institutional Class Shares
Portfolio                       500,000,000 Financial Intermediary Class Shares

Brandywine Small Cap Value      500,000,000 Institutional Class Shares
Portfolio                       500,000,000 Financial Intermediary Class Shares

Batterymarch International      500,000,000 Institutional Class Shares
Equity Portfolio                500,000,000 Financial Intermediary Class Shares

Batterymarch Emerging Markets   500,000,000 Institutional Class Shares
Portfolio                       500,000,000 Financial Intermediary Class Shares

Legg Mason Fund Adviser/Western 500,000,000 Institutional Class Shares
Asset Balanced Portfolio        500,000,000 Financial Intermediary Class Shares


         FOURTH: The foregoing amendments were approved by a majority of the entire Board of Directors of the corporation and are limited to changes expressly permitted by Section 2-605(a)(4) of the Maryland General Corporation Law to be made without action by the stockholders.

         FIFTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

         SIXTH: The undersigned Vice President and Treasurer acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President and Treasurer acknowledges that to the best of her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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         IN WITNESS  WHEREOF,  the  Corporation  has caused these Articles to be signed in its name and on its behalf by its Vice President and Treasurer and attested to by its Secretary on this 17th day of September, 1998.

ATTEST:                                LM INSTITUTIONAL FUND ADVISORS II, INC.



/s/  Kathi D. Bair                     By: /s/ Marie K. Karpinski       (SEAL)
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Kathi D. Bair                              Marie K. Karpinski
Secretary                                  Vice President and Treasurer


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